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Exhibit 10.3(a)

FIRST AMENDMENT
TO
RECEIVABLES SALE AGREEMENT

        This First Amendment to Receivables Sale Agreement (this "Agreement") is made and entered into on December    , 2001, by Louisiana-Pacific Corporation ("Louisiana-Pacific"), LP Wood Polymers, Inc. ("LP Wood," and together with Louisiana-Pacific, the "Originators") and LP Receivables Corporation ("Buyer").

RECITALS:

        WHEREAS, the Originators and Buyers have entered into the Receivables Sale Agreement (the "Agreement") dated as of November 15, 2001;

        WHEREAS, LP Wood desires to dissolve, cease its corporate existence, cease to be an Originator and cease to sell Receivables (as defined in the Agreement) to Buyer under the Agreement, all effective as of the close of business on December 31, 2001 (the "Effective Time");

        WHEREAS, the dissolution of LP Wood may constitute a breach of, among other provisions, Sections 4.1(c), 4.2(a) and 5.1(d) of the Agreement, and the Originators and Buyer desire to amend the Agreement on the terms and conditions set forth herein to reflect the dissolution of LP Wood effective as of the Effective Time.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Originators and Buyers hereby agree as follows:

          1.    Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Agreement.

          2.    Buyer hereby approves the dissolution of LP Wood effective as of the Effective Time and waives any breach, default, Termination Event or Unmatured Termination Event occurring under Section 4.1(c), 4.2(a) or 5.1(d) of the Agreement as the result thereof.

          3.    Effective as of the Effective Time, all references to LP Wood in the Agreement shall be deemed stricken and of no further force or effect, LP Wood shall cease to be a party to the Agreement and LPWood shall have no further rights, duties, obligations or liabilities under the Agreement, other than rights, duties, liabilities or obligations accruing prior to the Effective Time; provided, however, the indemnification and payment provisions of Article VI of the Agreement and Section 7.5 of the Agreement shall survive after the Effective Time. Without limiting the generality of the foregoing, LP Wood shall have no right or obligation to sell, transfer or assign Receivables to Buyer under the Agreement after the Effective Time. The provisions of this Amendment shall not, however, affect any transfer, sale or assignment of Receivables by LP Wood to Buyer under the Agreement prior to the Effective Time.

          4.    This Amendment shall be effective only upon the execution and delivery by Wachovia Bank, N.A., in its capacities as Administrative Agent for the benefit of the Secured Parties, Committed Bank and Liquidity Bank, and Blue Ridge Asset Funding Corporation of the of the consent attached hereto.

          5.    Except as modified hereby, the Agreement shall remain in full force and effect. In the event of any conflict between this Amendment and the Agreement, this Amendment shall control.

        EXECUTED as of the date first above written.

LOUISIANA-PACIFIC CORPORATION
By:

Name:

Title:

LP WOOD POLYMERS, INC.
By:

Name:

Title:

LP RECEIVABLES CORPORATION
By:

Name:

Title:

CONSENT

        The undersigned hereby consent and agree to the dissolution of LP Wood Polymers, Inc., the amendment of the Receivables Sale Agreement dated as of November 15, 2001, by and among LP Wood Polymers, Inc., Louisiana-Pacific Corporation and LP Receivables Corporation, pursuant to the First Amendment to Receivables Sale Agreement (the "Amendment") dated as of December    , 2001, and the waivers contained in the Amendment. In addition, the undersigned hereby waive any breach, default, Amortization Event or Unmatured Amortization Event occurring under Section 9.1(g) of the Credit Agreement as a result of the dissolution of LP Wood Polymers, Inc.

        Executed on December    , 2001.

WACHOVIA BANK, N.A., as Administrative Agent for the Secured Parties, Committed Bank and Liquidity Bank
By:

Name:

Title:

BLUE RIDGE ASSET FUNDING CORPORATION
By:

Name:

Title:

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  Exhibit 10.3(a)